UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2011

INTRICON CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code  (651) 636-9770

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition.

The following information is being provided pursuant to Item 2.02.  Such information, including Exhibit 99.1 attached hereto, should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On May 3, 2011, IntriCon Corporation (the “Company”) announced earnings for the quarter ended March 31, 2011.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07        Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on April 27, 2011.  At the meeting, the Company’s shareholders (i) re-elected Robert N. Masucci as a director of the Company for a term of three years and until his successor is duly elected and qualified; (ii) approved an amendment to the Company’s Employee Stock Purchase Plan to increase the number of shares which may be purchased under that plan by 100,000 shares, as more fully described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 24, 2011; and (iii) ratified the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent auditor for fiscal year 2011.

The terms of the following directors continued after the meeting:  Nicholas A. Giordano, Mark S. Gorder, Michael J. McKenna and Philip N. Seamon.

The tabulation of votes for each proposal is as follows:

(1)                 Election of Director:

Nominee	Votes For	Withheld Authority	Broker Non-Votes
Robert N. Masucci	2,299,074	16,589	2,237,979

(2)                 Amendment of Employee Stock Purchase Plan:

Votes For	2,247,657
Votes Against	66,852
Votes Abstained	1,154
Broker Non-Votes	2,237,979

(3)                 Ratification of Appointment of Independent Auditor:

Votes For	4,517,471
Votes Against	23,609
Votes Abstained	12,562
Broker Non-Votes	—

Item 7.01        Regulation FD Disclosure.

The following information is being provided pursuant to Item 7.01.  Such information, including Exhibit 99.1 attached hereto, should not be deemed “filed” for purposes of Section 18 of the Exchange Act.

The information contained under Item 2.02 is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d)                 Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 3, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRICON CORPORATION

By:	/s/ Scott Longval
Name:	Scott Longval
Title:	Chief Financial Officer

Date:  May 3, 2011

S-1

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated May 3, 2011.

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